Developing Therapeutics for the Treatment of Serious Rare and Life-Threatening Diseases with Critical Unmet Medical Needs Corporate Presentation April 2019 Nasdaq: ACER Exhibit 99.1

Forward-looking Statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenues, projected expenses, regulatory approvals, cash position, liquidity, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to expectations regarding our capitalization and financial resources; the potential for EDSIVO™ (celiprolol), ACER-001 and osanetant to safely and effectively treat diseases and to be approved for marketing; the commercial or market opportunity in any target indication; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials and regulatory submissions; the ability to protect our intellectual property rights; the nature, strategy and focus of our business plans; future economic conditions or performance; and the development, expected timeline and commercial potential of any of our product candidates. We may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources to meet our business objectives and operational requirements, the fact that the results of earlier studies and trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by our intellectual property, risks related to the drug development and the regulatory approval process and the impact of competitive products and technological changes. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. You should review additional disclosures we make in our filings with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K. You may access these documents for no charge at http://www.sec.gov.

Corporate Overview Acer Therapeutics is a pharmaceutical company that acquires, develops and seeks to commercialize therapies for serious rare and life-threatening diseases with critical unmet medical needs Headquartered: Newton, MA Headcount: 40 Founded: December 2013 Public: September 2017 Cash: $41.7M as of December 31, 2018 Expected to have sufficient capital into H1 2020 ACER

Executive Leadership Team Chris Schelling CEO & Founder 20 years; strategic commercial development & orphan Will Andrews, MD Chief Medical Officer 19 years; clinical development, medical affairs & orphan M.D. Yale University School of Medicine Matt Seibt Interim Head of Commercial 22 years; sales, marketing & product launch experience Harry Palmin Chief Operating & Financial Officer 25 years; corporate & finance experience Don Joseph, JD Chief Legal Officer & Secretary 25 years; general counsel & senior management J.D. University of Texas School of Law ACER

Investment Highlights Acer’s pipeline includes three clinical-stage product candidates: EDSIVO™ (celiprolol) for the treatment of vascular Ehlers-Danlos syndrome (vEDS) in patients with a confirmed type III collagen (COL3A1) mutation ACER-001 (a fully taste-masked, immediate release formulation of sodium phenylbutyrate) for the treatment of various inborn errors of metabolism, including urea cycle disorders (UCD) and Maple Syrup Urine Disease (MSUD) Osanetant for the treatment of various neuroendocrine disorders Acer’s product candidates are believed to present a comparatively de-risked profile, having one or more of: Favorable safety profile Clinical proof-of-concept data Mechanistic differentiation Accelerated path for development (e.g. Priority Review, 505(b)(2), etc.) Multiple key regulatory milestones: EDSIVO™ acceptance of NDA w/ Priority Review:December 24, 2018 EDSIVO™ PDUFA action date:June 25, 2019 Osanetant anticipated IND filing:H2 2019 ACER-001 (UCD) anticipated NDA submission:Q1 2020 Expected to have sufficient capital into H1 2020 ACER

Program / Indication Novel MOA / Unique Characteristics Phase 1 Phase 2 Phase 3 NDA Market EDSIVOTM (celiprolol) vascular Ehlers-Danlos syndrome (COL3A1+) Improves hemodynamic stability; decreases vascular resistance ACER-001 (reformulated sodium phenylbutyrate) Urea Cycle Disorders Comparable to Buphenyl; taste-masked Maple Syrup Urine Disease Inhibition of BCKD kinase to increase BCAA metabolism Osanetant Neuroendocrine Disorders Neurokinin 3 Receptor Antagonist Clinical Pipeline ACER

EDSIVO™

Overview

Mechanism of Action

- **EDSIVO™ has a unique pharmacological profile**
- β2 and β3 adrenergic receptor agonist; selective β1 and α2 adrenergic receptor antagonist; activates endothelial Nitric Oxide Synthase (eNOS)
- EDSIVO™ positive effects in vEDS thought to be through vasodilation, providing more stable hemodynamic conditions that lead to a less fragile arterial wall

Disease

- **Outside surgery, no effective therapeutic options for vEDS patients**
- Autosomal dominant connective tissue disorder of collagen synthesis caused by mutations in the COL3A1 gene for type III procollagen
- Characterized by arterial aneurysms, dissections and/or ruptures
- Median survival in the U.S. is estimated to be 51 years of age

Product Profile

- **Pivotal trial demonstrated a 64% reduction in risk of arterial events**
- EDSIVO™ (celiprolol) showed statistically-significant improvement in event-free survival (EFS) compared to control in vEDS patients (n=53)
- Robust real-world evidence from 17-year registry (n=144), being peer-reviewed by top-tier journal

The Opportunity

- **NDA accepted by FDA & priority review granted → PDUFA: June 25, 2019**
- Potentially up to 5,000 COL3A1+ vEDS patients in the U.S.
- Orphan drug designation in vEDS → 7 years market exclusivity
- Reasonable orphan pricing with robust program to support patient access and reimbursement

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EDSIVO™

Unique Mechanism of Action

EDSIVO™ is the only agent to show clinical benefit in patients with vEDS

- EDSIVO™ has a unique pharmacological profile:
  - Selective β1 and α2 adrenergic receptor antagonist
  - β2 and β3 adrenergic receptor agonist
  - Intrinsic sympathomimetic activity (ISA+)
  - Lacks non-specific membrane effects
  - Activates endothelial Nitric Oxide Synthase (eNOS)*
- Void of blood pressure lowering in normotensive people
  - Most vEDS patients are normotensive, thus the protective effect of celiprolol is unlikely to be through blood pressure lowering (β1 antagonism)
- EDSIVO™ positive effects in vEDS patients are thought to be through vasodilation, which provides more stable hemodynamic conditions that lead to a less fragile arterial wall



β-adrenoceptor antagonists
With α-antagonism
Carvedilol (α1)
Labetalol (α1)
Celiprolol (α2)
Non-selective β-adrenoceptor antagonists
β1-Selective
Negative ISA
Atenolol
Bisoprolol
Betaxolol
Metoprolol
Esmolol
Nebivolol
Positive ISA
Vasodilating Property
Celiprolol
Without Vasodilating Property
Acebutolol
Carteolol
Penbutolol
Non-selective
Negative ISA
Propranolol
Sotalol
Nadolol
Timolol
Positive ISA
Pindolol
Oxprenolol

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Cardiology in Review 2017;25: 247–253.
* Hypertension 2003 Nov;42(5):1004-13.

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EDSIVO™

Vascular Ehlers-Danlos Syndrome (vEDS)

- Ehlers-Danlos syndrome (EDS) is a group of hereditary disorders of connective tissue
- vEDS (EDS type IV) is the severe subtype:
  - Characterized by aneurysms, dissections and/or ruptures
    - Vascular
    - Gastrointestinal
    - Uterine
  - Autosomal dominant (50%); spontaneous mutations (50%)
  - Diagnosed by clinical symptoms and confirmed by presence of mutations in the COL3A1 gene
  - Events occur in 25% of patients before the age of 20, but 90% by the age of 40
  - Median age of death is estimated to be 51 years[1]
- No effective therapeutic options for vEDS
  - Current treatment is focused on surgical intervention



Cerebral (3)
Vertebral (2)
Subclavian (8)
Axillary (2)
Thoracic aorta (10)
Splenic (5)
Renal (9)
IMA (1)
Iliac (9)
SFA (3)
Tibial (1)
Carotid (8)
Innominate (5)
Arch (6)
Celiac (4)
Hepatic (4)
SMA (6)
Ileocolic (1)
Abdominal aorta (7)
Femoral (8)
Popliteal (4)
n = 24 patients
132 complications

Fig. 3 Distribution of 132 vascular complications in 24 patients with a clinical diagnosis of EDS type IV. J Vasc Surg 2005;42:98-106.

[1] Pepin Genet Med. 2014 Dec;16(12):881-8.

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Statistically-significant Efficacy: Trial stopped early for clinical benefit (mean follow-up 47 months) The primary endpoint (arterial dissection or rupture) affected 5 (20%) celiprolol patients and 14 (50%) controls (hazard ratio [HR] 0.36; p=0.04) Primary and secondary endpoints (intestinal or uterine rupture) affected 6 (24%) celiprolol patients and 17 (61%) controls (HR 0.31; p=0.01) Post-hoc analysis of 33 patients with confirmed COL3A1 mutation indicated equal benefit for the primary (HR 0.24; p=0.04) and secondary endpoints (HR 0.25; p=0.02) Author’s Comments: “We suggest that celiprolol might be the treatment of choice for physicians aiming to prevent major complications in patients with vEDS” Primary Endpoint Primary + Secondary Endpoints Ong Lancet 2010; 376: 1476-84. 0 12 24 36 48 60 72 EDSIVO™ Pivotal Clinical Trial

Assistance Publique – Hôpitaux de Paris (AP-HP) Registry PIs: Michael Frank, Xavier Jeunemaitre 144 patients enrolled in registry 100% of patients in registry have COL3A1 gene mutation >80% of patients treated with celiprolol Study Period: Jan. 2000 to Dec. ‘14 (for initial referral patients), followed until 2017 (for follow-up visits) Median Age at Diagnosis: 35 Median Duration F/U: 5.35 years [3.25 - 8.55 years] Manuscript has been submitted & is being peer reviewed Publication expected in Q2 2019 EDSIVO™ vEDS Registry

EDSIVO™

Launch Plan*

Patient Identification & Partnerships	vEDS Network of Excellence (U.S.)	Market Access Ecosystem
Goals: 1. To identify up to 2,000 confirmed COL3A1+ patients by end of Launch Year 2. Expand to up to 5,000 confirmed COL3A1+ patients Key Activities: • Market Sizing • Genetic Testing Program • Patient Advocacy	Goals: 1. To establish a National vEDS Network of Excellence with up to 50 centers at Launch 2. Integrated Evidence Generation Strategy Key Activities: • Reference Centers • KOL Advisory Boards • Phase 4 Studies, if required • Investigator Initiated Studies (IISs)	Goals: 1. To ensure optimal pricing and access to all COL3A1+ patients 2. Robust HCP & Patient Support Programs Key Activities: • Establish "Acer Care" Patient Support Services • Payer Engagement Plan • HCP / Patient Advocacy • Establish HUB / SPP • Pharmacoeconomics (HEOR)

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* Commercialization of EDSIVO™ is subject to FDA approval

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EDSIVO™ Commercial & Medical Affairs Leadership Matt Seibt Interim Head of Commercial 22 years; sales, marketing & product launch experience Launched 19 products in primary care, specialty and rare diseases Andrew Spaziani Head of National Sales 28 years; sales leadership exp. in orphan and ultra-orphan markets Award-winning sales leader, including 6 product launches Hired 6 Acer sales reps each with 25+ years of experience Srinivas Tetali, M.D. VP, Medical Affairs 15 years; medical affairs, marketplace and launch experience M.D. University of Health Sciences/Siddhartha Medical College Lead on Zonegran, Fragmin, Vyyanse, Kogenate, BeneFIX & Xyntha Hired Hilary Mandler, Acer’s Head of MSLs Hilary Mandler, PharmD. Head of MSLs 15 years; global MSL leadership experience Hired 2 Acer MSLs Plan to hire 2 additional MSLs by July

EDSIVO™

vEDS Market Sizing

- Acer survey of commercial genetic labs for confirmed COL3A1+ vEDS = **~2,000 patients**
- HVH Evaluation (Truven Health MarketScan* = 190M covered lives)*
  - vEDS patient population for basis of market sizing = **4,169 patients**
  - This projects the potential vEDS patients (U.S. population (2018) = 325M) = **~7,100 patients**
  - Need to confirm COL3A1+ status


n = 4,169
UNITED STATES
Patient Counts
Lower
Higher

The raw patient counts are consistent with the larger population areas

Name	vEDS Patients (Rank)
New York-Newark-Jersey City, NY-NJ-PA Metro Area	168 (1)
Chicago-Naperville-Elgin, IL-IN-WI Metro Area	115 (2)
Dallas-Fort Worth-Arlington, TX Metro Area	107 (3)
Washington-Arlington-Alexandria, DC-VA-MD-WV Metro Area	103 (4)
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD Metro Area	98 (5)
Cincinnati, OH-KY-IN Metro Area	89 (6)
Houston-The Woodlands-Sugar Land, TX Metro Area	80 (7)
Los Angeles-Long Beach-Anaheim, CA Metro Area	77 (8)
Detroit-Warren-Dearborn, MI Metro Area	68 (9)
Baltimore-Columbia-Towson, MD Metro Area	61 (10)

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HVH PATIENT PRECISION ANALYTICS

* Study conducted on 06/2017; based on sampling of phenotype, rather than genotype.

14

EDSIVO™ Genetic Testing Program (COL3A1) Goal: Provide DNA sequencing via NGS or Sanger sequencing (the test should be sufficiently sensitive to detect disease mutation in at least 95% of individuals with COL3A1 mutation) Confirm COL3A1+ status of clinically diagnosed patients Identify and test family members  Integrate details into Acer web assets  Link to third party patient community sites Diagnostics Lab

EDSIVO™ Patient Advocacy Find and engage vEDS patients Support community growth Create vEDS educational programs Promote genetic testing awareness Develop / support national vEDS organization

vEDS Reference Centers Identify vascular medicine specialists / cardiologists who: Can manage patients and their families Refer to CV surgeons Work closely with a team of specialists Expand specialist support team Care for other aspects of disease management Includes: GI, OB/GYN, Genetics, Surgeons, etc. vEDS Centers 50 Centers at launch Grow to 100 Centers in 3 years ~20-50 vEDS patients per Center Focused and dedicated medical & commercial effort to support launch 20-25 field-based support Sales & MSLs * Commercialization of EDSIVO™ is subject to FDA approval Neurology OB/GYN Radiology Emergency Medicine Surgery Genetics Vascular Medicine Connective Tissue Genetic Labs COEs EDSIVO™ vEDS Network of Excellence

EDSIVO™ Market Access Ecosystem Securing Patient Access requires strategic alignment of Market Access Ecosystem EDSIVO Value Proposition Build / leverage HCP advocacy with Payers & Policy Develop patients’ advocacy to HCP & Payers Dedicated personnel to ensure excellence Implement Acer Care & EDSIVO clinical program Data aggregation / reporting platform Innovative pricing model Price predictability SAM Compendia strategy Genetic Testing Adherence & Persistence Program Financial Patient Assistance Program Acer Care Patient Support Services Payer Engagement Plan Patient & HCP / KOL Advocacy HUB / SPP Operational Excellence

Precision Health Economics is developing a health economic (cost-consequence) model demonstrating the economic and clinical value of vEDS Centers of Excellence, and the potential impact of EDSIVO™ on patient outcomes These models will help quantify and communicate cost offsets associated with the COE model for hospital systems and payers (if needed) It will also help support reasonable orphan pricing for EDSIVO™ with key stakeholders EDSIVO™ Health Economic Outcome Research

If approved, EDSIVO™ will be the only FDA-approved therapy to treat vEDS patients Up to 5,000 COL3A1+ vEDS patients in the U.S. 50-100 Centers of Excellence Focused, dedicated field support (20-25 people) Orphan pricing well supported by initial payer research, with additional validation from pharmacoeconomic models Provide a robust patient assistance program (PAP) to help offset costs to patients Granted U.S. Orphan Drug Designation for vEDS (January 2015) If approved, would grant 7 years market exclusivity in vEDS Potential +0.5 years pediatric exclusivity Use patent applications filed may provide additional exclusivity EDSIVO™ Market Opportunity

ACER-001

Overview

Mechanism of Action

- **Small molecule with unique MOAs in various disorders**
- **UCD**: NaPB is a prodrug of phenylacetate, a NH4+ scavenger
- **MSUD**: NaPB is an allosteric inhibitor of BCKD kinase

Diseases

- **UCD**: A group of metabolic genetic diseases that lead to toxic build-up of NH4+
- **UCD**: Currently treated with Ravicti®, Buphenyl®, Ammonul®, and a highly-restricted diet
- **MSUD**: A metabolic genetic disease that leads to toxic build-up of leucine and other branched-chain amino acids
- **MSUD**: Currently managed with a highly-restricted diet; poor compliance

Product Profile

- **A taste-masked, immediate release formulation of sodium phenylbutyrate**
- **UCD**: Will conduct a PK/BE study to show bioequivalence to Buphenyl
- **MSUD**: POC study suggests ~60% of patients have 30% reduction in Leucine
- Formulation patent filed

The Opportunity

- **Anticipate NDA submission for UCD in Q1 2020**
- **UCD**: >2,000 patients in the U.S.; ~600 patients treated with sodium / glycerol phenylbutyrate
- **MSUD**: ~800 eligible patients in the U.S.
- Reasonable orphan pricing with robust program to support patient access and reimbursement

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Urea cycle disorders are a group of genetic disorders caused by mutations that result in a deficiency of one of the six enzymes in the urea cycle. These enzymes are responsible for removing ammonia from the blood stream The estimated incidence of urea cycle disorders is 1 in 35,000 births1 Treatment options for UCD include: Phenylbutyrate (Buphenyl®, Ravicti®) IV Benzoate / Phenylacetate (Ammonul®) Sodium Benzoate Restricted Diet Liver Transplantation The Urea Cycle Mechanism of ammonia diversion from the urea cycle with the administration of sodium phenylacetate, sodium benzoate, or sodium phenylbutyrate (a prodrug of phenylacetate) 1 GeneReviews® [Internet]. Seattle (WA): University of Washington, Seattle; 1993-2018. 2003 Apr 29 [updated 2017 Jun 22]. ACER-001 Urea Cycle Disorders (UCDs)

ACER-001

Maple Syrup Urine Disease (MSUD)

- MSUD is an inborn error of Branched-chain Amino Acid (BCAA) – leucine, isoleucine, valine – metabolism
  - Caused by deficiency of the mitochondrial Branched-chain Keto Acid Dehydrogenase complex (BCKDC)
  - ~800 patients in U.S., ~3,000 patients worldwide
  - MSUD Family Support Group has >500 patients
  - Part of newborn screening in U.S., UK, Germany
- High leucine levels lead to chronic and acute neurological damage
  - Lower IQ
  - Mental impairment (poor cognitive function)
  - Social impairment (poor executive function)
  - Metabolic decompensation (seizures and coma)
- A highly-restricted diet is the primary treatment
  - Consists of BCAA-free synthetic foods and formula
  - Very few foods have low BCAAs (fruits & vegetables)
  - Balancing act: enough BCAAs for growth & development


A
***
Full Scale IQ
60
80
100
120
140
B
***
Conner's Parent Rating Scale
DSM-IV ADHD Symptoms
40
50
60
70
80
90
C
Hamilton Depression Score
0
5
10
15
20
D
*
Hamilton Anxiety Score
0
5
10
15
20
25
Controls
MSUD
Controls
MSUD

indicates p < 0.05, *** p < 0.001 compared to the control group*

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* Muelly 2011 Neuropsychiatric and Neurochemical Sequelae of MSUD.

ACER-001

Lower BCAAs in UCD & MSUD

- In addition to lowering levels of ammonia in patients with urea cycle disorders (UCD), sodium phenylbutyrate (NaPB) also significantly reduces branched-chain amino acids (BCAAs)[1]

- NaPB's ability to lower leucine and other BCAAs could provide clinically-meaningful benefit in another genetic disease: Maple Syrup Urine Disease (MSUD)[2]
  - Open label pilot study at BCM – 3 healthy and 5 MSUD subjects with late onset disease
  - Despite the short treatment duration (3 days) NaPB showed statistically significant (intra-subject) reduction in leucine in 75% of the subjects

Retrospective study of BCAA levels in 553 UCD patients treated with NaPB or without

Table 2
Branched chain amino acid levels in patients taking NaPBA (n = 212) vs. patients not taking NaPBA (n = 341). The medians and interquartile ranges are provided for each BCAA. The p-value has been corrected for multiple testing using the Bonferroni correction.

	NaPBA	No NaPBA	$p_{corrected}$ value
Leucine (μMol/L)	60 (40–85)	95 (72–121)	<0.005
Valine (μMol/L)	128 (92–169)	176 (142–217)	<0.005
Isoleucine (μMol/L)	31 (22–49)	49 (36–65)	<0.005


Leucine Response to a 3-day regimen of NaPB
100%
60%
75%
Healthy Subjects (n=3)
MSUD Subjects (n=5)
Total (n=8)

[1]Burrage et al., Mol. Genet. Metab. 2014.
[2]Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640.

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ACER-001

Taste-Masked, Immediate Release Formulation

Mouth → Stomach



100
80
60
40
20
0
% drug dissolved
0
10
20
30
40
50
60
Time (min)
pH 6.8 - 1.2
pH change

Excellent protection for several minutes at mouth pH followed by rapid release at stomach pH

Phenylbutyrate Formulations			
	ACER-001*	RAVICTI®	BUPHENYL®
Efficacy/Safety in UCD	✓	✓	✓
Efficacy/Safety in MSUD	✓	✗	✓
Palatability / Compliance	✓	✓	✗
Reasonable Orphan Pricing	✓	✗	✓

- Acer is working closely with KOLs & patient advocacy groups to provide a compelling alternative treatment option for patients with UCD
- ACER-001 provides significant differentiation from other approved formulations of phenylbutyrate
- Ravicti® / Buphenyl® reported 2018 revenue $248.4M (U.S. / UCD only)**
  - Ravicti® annual price: ~$800K pppy
  - Buphenyl® annual price: ~ $150K pppy

*Subject to FDA Approval
**Ravicti & Buphenyl pppy is based on patient weight.

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Target existing sodium phenylbutyrate market share in UCD 2018 U.S. Revenue for Ravicti® & Buphenyl® = $248.4M (~600 patients) Well differentiated formulation Will be competitively priced Life cycle expansion opportunity in MSUD Barriers to entry: Filed formulation patent application (January 2016) Issued patent (US/EP) “Methods of modulation of branched chain acids and uses thereof” UCD: 505(b)(2) Exclusivity: 3 years market exclusivity MSUD: Granted U.S. Orphan Drug Designation for MSUD: 7 years market exclusivity Pediatric Exclusivity: 6 months Provide a robust PAP to help offset costs to patients ACER-001 Market Opportunity

Osanetant is a selective, non-peptide tachykinin NK3 receptor antagonist NK3R is the main receptor for neurokinin B (NKB), a tachykinin peptide primarily found in the arcuate nucleus (ARC) of the hypothalamus NKB/NK3R is implicated in a variety of human functions and affects the hypothalamus-pituitary-gonadal axis (HPG axis) The HPG axis plays a critical part in the development and regulation of a number of the body's systems, such as the reproductive and immune systems Clinical data with other NK3R antagonists have demonstrated statistically significant improvement in vasomotor symptoms and polycystic ovarian syndrome (PCOS) Company developing the only other NK3R antagonist in clinical development (Phase 2a) acquired by Astellas in April 2017 for up to €800M Several disorders involving the HPG axis could benefit from treatment with NK3R antagonist Anticipate filing IND in H2 2019 Clinical and laboratory safety results are available from 21 completed Phase I and II studies in a total of 1,586 people of whom 325 healthy subjects and 665 patients were treated with osanetant Oral bioavailability, readily crosses the blood-brain barrier Osanetant Mechanism of Action Diseases The Opportunity Product Profile Overview * Am J Psychiatry. 2004 Jun;161(6):975-84.

Osanetant

NK3 Receptor (Neurokinin B)

- Neurokinin B (NKB) belongs to a group of neuropeptides, called tachykinins or neurokinins, that includes substance-P (SP), neurokinin A (NKA), and two N-terminally extended forms of NKA, neuropeptide g and neuropeptide K
- The biological effects of tachykinins are mediated through specific receptors denoted NK1, NK2, and NK3
- NKB is the preferred endogenous ligand of tachykinin NK3 receptors
- The tachykinin NK3 receptors are located primarily in the brain, while a few receptors are also present in the peripheral nervous system (intestines, placenta)


HUMAN
POA
Infundibular Nucleus
NKB
Dyn
ERα
PR
Kisspeptin neurone
KNDy neurone
POA/ Infundibular nucleus
KiSS1
KiSS1
GnRH neurone
KiSS1
KiSS1
ME
GnRH
Pituitary
LH/FSH
Gonads
Sex Steroids
ERα PR (sex steroid receptor)
NKB3R (Neurokinin B receptor)
Kiss1r/KiSS1R (Kisspeptin receptor)
KOR (Koppa opioid receptor)

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Neurokinin B (NKB), a member of the tachykinin-peptide family, has emerged as an important modulator of reproductive function This appears to be mediated, at least partially, by its ability to auto-regulate the activity of Kiss1 neurons in the ARC The NKB system may play a more prominent stimulatory role on the gonadotropic axis during early stages of sexual maturation Recent studies demonstrated hypogonadotropic hypogonadism in patients bearing inactivating mutations in TAC3 or TACR3 genes, encoding NKB and its receptor NK3R, respectively Osanetant Role of NKB/NK3R in Neuroendocrinology Neuroendocrinology. 2013;97(2):193-202.

Vasomotor symptoms, typically comprised of hot flashes and night sweats, are associated with decreases in reproductive hormones commonly associated with menopause (e.g. MR-VMS) Osanetant Mechanism of Vasomotor Symptoms (VMS) The Oncologist, Oct 2003, vol.8 no.5 474-487. http://www.everydayhealth.com/menopause/science-behind-the-hot-flash.aspx

Osanetant NK3R Antagonist Clinical POC in VMS Herman Depypere et al., ENDO2017 Fezolinetant is a NK3R antagonist, originally developed by Ogeda SA Ogeda was acquired by Astellas in 2017 for up to €800M

Osanetant NK3R Antagonist Clinical POC in VMS Herman Depypere et al., ENDO2017 Fezolinetant is a NK3R antagonist, originally developed by Ogeda SA Ogeda was acquired by Astellas in 2017 for up to €800M

Acer acquired worldwide rights to osanetant from Sanofi in January 2019 Clinical proof of concept studies with other NK3R antagonists have demonstrated rapid and clinically meaningful improvement in vasomotor symptoms and PCOS Ogeda SA was acquired by Astellas in 2017 for up to €800M Osanetant was shown to be safe and well tolerated at the doses studied in healthy subjects and schizophrenic patients (n=~1,000) Refining development plan with top opinion leaders Multiple rare and life-threatening neuroendocrine disorders will be explored in multiple phase 1/2 studies, evaluating pk/pd and safety Anticipate filing IND in H2 2019 Osanetant Market Opportunity

Cash: $41.7M as of December 31, 2018 Expected to have sufficient capital into H1 2020 Capitalization as of March 2019: 10.1M shares of common stock outstanding 11.3M shares of common stock fully diluted $87M invested through August 2018 Top institutional investors include (as of 12/31/18): TVM, Nantahala, Vivo, Bukwang Pharmaceutical, Avego, Driehaus, Vanguard, Heartland, venBio, Acuta, Emerald ACER Financial Overview

ACER Acer’s pipeline includes three clinical-stage product candidates: EDSIVO™ (celiprolol) for the treatment of vascular Ehlers-Danlos syndrome (vEDS) in patients with a confirmed type III collagen (COL3A1) mutation ACER-001 (a fully taste-masked, immediate release formulation of sodium phenylbutyrate) for the treatment of various inborn errors of metabolism, including urea cycle disorders (UCD) and Maple Syrup Urine Disease (MSUD) Osanetant for the treatment of various neuroendocrine disorders Acer’s product candidates are believed to present a comparatively de-risked profile, having one or more of: Favorable safety profile Clinical proof-of-concept data Mechanistic differentiation Accelerated path for development (e.g. Priority Review, 505(b)(2), etc.) Multiple key regulatory milestones: EDSIVO™ acceptance of NDA w/ Priority Review:December 24, 2018 EDSIVO™ PDUFA action date:June 25, 2019 Osanetant anticipated IND filing:H2 2019 ACER-001 (UCD) anticipated NDA submission:Q1 2020 Expected to have sufficient capital into H1 2020 Summary